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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): AUGUST 26, 2003



                                CYBERONICS, INC.
             (Exact name of registrant as specified in its charter)


   DELAWARE                        0-19806                      76-0236465
(State or other                  (Commission                   (IRS Employer
jurisdiction of                 file number)                Identification No.)
incorporation)

                               CYBERONICS BUILDING
                            100 CYBERONICS BOULEVARD
                              HOUSTON, TEXAS 77058
               (Address of principal executive offices) (Zip code)

                                 (281) 228-7200
               Registrant's telephone number, including area code:

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Item 5. Other Events.

      In its recently filed Proxy Statement on Schedule 14A, Cyberonics, Inc. (the "Company") disclosed that the State of Wisconsin Investment Board beneficially owns 2,527,800 shares of the Company's outstanding common stock representing 11.3% of the Company's total shares outstanding. This information is not correct. As of June 24, 2003, the date reported in the Company's Proxy Statement, the State of Wisconsin Investment Board owned 1,092,200 shares of the Company's common stock representing less than five percent of the Company's total shares outstanding. This ownership information is consistent with the
Schedule 13G filed by the State of Wisconsin Investment Board on June 6, 2003.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CYBERONICS, INC.

                                      /s/ Pamela B. Westbrook
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                                      Pamela B. Westbrook

                                      Vice President, Finance and Administration
                                       and Chief Financial Officer

Date:  August 28 , 2003